UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 March 11, 2005

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                Date of Report (Date of earliest event reported)


                       INTERCELL INTERNATIONAL CORPORATION

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             (Exact name of Registrant as specified in its charter)


           Nevada                      0-14306                 84-0928627
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   (State or other jurisdiction (Commission File Number)     (IRS Employer
         of incorporation)                               Identification Number)


                           370 17th Street, Suite 3640
                             Denver, Colorado 80202
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              (Address of principal executive offices)   (Zip Code)


                                 (303) 592-1010
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
       230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
       240.14a-12)
[ ] Pre-commencement  communications  pursuant  to  Rule  14d-2(b)  under the  Exchange  Act  (17  CFR  240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02(b) DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

President, Chief Executive Officer and Director Resignations

Effective March 11, 2005, Mr. Paul H. Metzinger, President, Chief Executive Officer and Director of the Registrant, resigned his position as the President, Chief Executive Officer and as a Director of the Registrant.

Effective March 11, 2005, Mr. Kevin B. Waide, a Director of the Registrant resigned his position as a Director of the Registrant.

No disagreements were the cause of either resignation.

ITEM 5.02(c) DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

President  and  Chief  Executive  Officer  Appointment

Effective March 11, 2005, the Board of Directors of the Registrant appointed R. Mark Richards, as the President and Chief Executive Officer of the Registrant. Mr. Richards has served as a director on the Board of Directors of the Registrant since February 2000 and has previously served as the President and Chief Executive Officer, Pro Tem from October 21, 2003 to January 30, 2004.

Mr. Richards graduated in 1973 from the Colorado School of Mines, in Golden, Colorado, with a Bachelor of Science-Engineering. He also attended the University of Colorado in Boulder and completed a course in Project Management. Mr. Richards worked for the Public Service Company of Colorado for 15 years in various management positions, including Director - Business Development. He is currently employed at the Rocky Flats Environmental Technology Site, where he has served in various capacities, including Program Manager.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  March 15, 2005              INTERCELL INTERNATIONAL
                                               CORPORATION



                                     /s/ R. Mark Richards
                                     ---------------------------------------
                                     R. Mark Richards
                                     Chief Executive Officer and President


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